Registration No. 333-_____
                                                     Filed October 8, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933




                               Life Bancorp, Inc.
--------------------------------------------------------------------------------
    (Exact Name of Registrant as Specified in its Articles of Incorporation)

  Virginia                                             54-1711207
-------------------------                  -------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              109 East Main Street
                             Norfolk, Virginia 23510
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


         Life Savings Bank, FSB Employees' Savings & Profit Sharing Plan
--------------------------------------------------------------------------------
                            (Full Title of the Plan)

                                           Copies to:
Edward E. Cunningham                       Timothy B. Matz, Esq.
Chairman of the Board, President and       Hugh T. Wilkinson, Esq.
Chief Executive Officer                    Patricia J. Wohl, Esq.
Life Bancorp, Inc.                         Elias, Matz, Tiernan & Herrick L.L.P.
109 East Main Street                       734 15th Street, N.W.
Norfolk, Virginia 23510                    Washington, D.C. 20005
---------------------------------------    (202) 347-0300
(Name and Address of Agent For Service)


(757) 858-1000
---------------------------------------
(Telephone Number, Including Area Code, of
Agent for Service)

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------


   Title of
  Securities     Amount    Proposed Maximum    Proposed Maximum     Amount of
     to be        to be     Offering Price         Aggregate       Registration
  Registered   Registered    Per Share(2)      Offering Price(2)       Fee
--------------------------------------------------------------------------------


Common Stock,
 par value
 $.01           25,000(1)      $16.125             $403,125          $122.16

--------------------------------------------------------------------------------



(1) Represents an estimate of such presently undeterminable number of shares as may be purchased with employee contributions pursuant to the Life Savings Bank, FSB Employees' Savings & Profit Sharing Plan (the "Plan"). The Plan is the successor to the Life Savings Bank, FSB Financial Institutions Thrift Plan (the "Thrift Plan"), effective May 1, 1995. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee, which has been calculated pursuant to Rule 457(h). The Proposed Maximum Offering Price Per Share is the average of the high and low prices of the common stock, par value $.01 per share (the "Common Stock") of Life Bancorp, Inc. (the "Company" or the "Registrant") on the Nasdaq National Market on October 2, 1996.

                           --------------------------

         This Registration Statement shall become effective automatically upon the date of filing in accordance with Section 8(a) of the Securities Act of 1933, as amended, and 17 C.F.R. ss. 230.462.

                           --------------------------

         This Registration Statement registers shares to be issued pursuant to the Plan in addition to shares which were previously registered by the Company's Registration Statement on Form S-8 (Commission File No. 33-91836) filed with the Securities and Exchange Commission ("Commission") on May 2, 1995. The contents of the prior Form S-8 are incorporated by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits

         The following exhibits are filed with this Registration Statement on Form S-8 (numbering corresponds to Exhibit Table in Item 601 of Regulation S-K):

         No.      Exhibit                                                  Page

         4        Specimen Common Stock Certificate.                        *

         23       Consent of Edmondson, LedBetter & Ballard, L.L.P.         E-1

         24       Power of attorney for any subsequent amendments
                  (located in the signature pages of this Registration
                  Statement).                                               --

         99       Life Savings Bank, FSB Employees' Savings & Profit
                  Sharing Plan                                              *

----------------

* Incorporated by reference from the Company's Registration Statement on Form S-8 (Commission File No. 33-91836) filed with the Commission on May 2, 1995.
                                        3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norfolk, Commonwealth of Virginia, on this 8th day of October, 1996.

                                       LIFE BANCORP, INC.


                                       By:  /s/ Edward E. Cunningham
                                           -------------------------------------
                                           Edward E. Cunningham, Chairman of the
                                           Board, President and Chief Executive
                                           Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby makes, constitutes and appoints Edward E. Cunningham his or her true and lawful attorney, with full power to sign for such person and in such person's name and capacity indicated below, and with full power of substitution any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney to any and all amendments.


 /s/ Edward E. Cunningham                                        October 8, 1996
----------------------------------------
Edward E. Cunningham
Chairman of the Board, President
and Chief Executive Officer
(Principal Executive Officer)


 /s/ Emory J. Dunning, Jr.                                       October 8, 1996
----------------------------------------
Emory J. Dunning, Jr.
Senior Vice President, Treasurer
and Chief Financial Officer
(Principal Financial Officer)


 /s/ Joseph C. Addington, Jr.                                    October 8, 1996
----------------------------------------
Joseph C. Addington, Jr.
Director


 /s/ Charles M. Earley, Jr., M.D.                                October 8, 1996
----------------------------------------
Charles M. Earley, Jr., M.D.
Director


 /s/ William J. Fanney                                           October 8, 1996
----------------------------------------
William J. Fanney
Director

 /s/ E. Saunders Early, Jr.                                      October 8, 1996
----------------------------------------
E. Saunders Early, Jr.
Director


 /s/ Donald I. Fentress                                          October 8, 1996
----------------------------------------
Donald I. Fentress
Director


 /s/ William J. Jonak, Jr.                                       October 8, 1996
----------------------------------------
William J. Jonak, Jr.
Director


 /s/ Frederick V. Martin                                         October 8, 1996
----------------------------------------
Frederick V. Martin
Director


 /s/ Tollie W. Rich, Jr.                                         October 8, 1996
----------------------------------------
Tollie W. Rich, Jr.
Executive Vice President, Chief
Operating Officer and Director


 /s/ Braden Vandeventer                                          October 8, 1996
----------------------------------------
Braden Vandeventer
Director

         Pursuant to the requirements of the Securities Act of 1933, the trustee who administers the employee benefit plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norfolk, Commonwealth of Virginia, on October 8, 1996.

                                       LIFE SAVINGS BANK, FSB
                                       EMPLOYEES' SAVINGS & PROFIT
                                       SHARING PLAN

                                       LIFE SAVINGS BANK, FSB TRUSTEE


                                       By: /s/ Edward E. Cunningham
                                           -------------------------------------
                                           Edward E. Cunningham, Chairman of the
                                           Board, President and Chief Executive
                                           Officer